UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 10, 2025

Omega Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40657	81-3247585
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

140 First Street, Suite 501

Cambridge, Massachusetts 02141

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (617) 949-4360

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	OMGA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

The information set forth below in Item 1.03 of this Current Report on Form 8-K (this “Form 8-K”) regarding the DIP Facility is incorporated herein by reference. All capitalized terms not otherwise defined in this Item 1.01 shall have the meaning provided in Item 1.03.

Item 1.03 Bankruptcy or Receivership

Bankruptcy Filing

On February 10, 2025 (the “Petition Date”), Omega Therapeutics, Inc. (the “Company” or “Debtor”) commenced a chapter 11 case (the “Chapter 11 Case”) as debtor in possession in a voluntary proceeding under Chapter 11 of the United States Code, 11 U.S.C. §§ 101-1532, as amended from time to time (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The Company currently remains in possession of its assets and currently continues to operate its business as a “debtor in possession” under the jurisdiction of the Bankruptcy Court, and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court.

Postpetition Debtor-in-Possession Financing

In connection with the Chapter 11 Case, the Debtor filed various “first day” motions seeking Bankruptcy Court approval. On February 11, 2025, the Bankruptcy Court approved, among other things, the Company’s debtor-in-possession financing on the terms set forth in the Interim Order (I) Authorizing the Debtor to (A) Obtain Postpetition Financing and (B) Utilize Cash Collateral, (II) Granting Adequate Protection to the Prepetition Lender, (III) Modifying the Automatic Stay, (IV) Scheduling a Final Hearing, and (V) Granting Related Relief (Docket No. 44) (the “Interim Order”) and the Superpriority DIP Term Sheet, dated February 10, 2025 (together with all exhibits and schedules thereto, the “DIP Term Sheet” and, together with the Interim Order, the Final Order and the DIP Budget (each as defined in the Interim Order), and any other schedules, exhibits, agreements, instruments, pledge agreements, guarantees, security agreements, intellectual property security agreements, control agreements, escrow agreements, instruments, notes, and documents executed in accordance and connection with any of the foregoing; each as amended, restated, supplemented, waived, or otherwise modified from time to time in accordance with the terms thereof, the “DIP Documents”)) with Pioneering Medicines 08-B, Inc. (the “DIP Lender”), an affiliate of Flagship Pioneering, Inc. (“Flagship Pioneering”), and certain funds affiliated with Flagship Pioneering that, collectively, are significant stockholders of the Company.

The Bankruptcy Court authorized the Company to obtain postpetition financing on a senior secured superpriority basis (the “DIP Facility”) from the DIP Lender, comprised of: (i) a new money delayed-draw term loan facility (the “New Money DIP Loans”) in an aggregate principal amount of $9,820,908 of which $3,931,953 was made available to the Company on February 13, 2025; and (ii) a roll-up (the “Roll-Up” and together with the New Money DIP Loans, the “DIP Loans”) of the obligations arising under that certain Secured Promissory Note, dated as of February 3, 2025 (the “Prepetition Note”) equal to the sum of outstanding principal (plus accrued and unpaid interest) under the Prepetition Note and any unreimbursed costs, fees, expenses and indemnities in accordance with the Prepetition Note Documents (as defined in the Interim Order) in the amount of $1,475,178 plus $165,000 in fees and expenses, in each case, pursuant to the terms and conditions set forth in the Interim Order, the DIP Budget, and the DIP Term Sheet. Subject to the DIP Documents, the DIP Facility is secured by first-priority, senior liens on substantially all of the Debtor’s assets, subject only to certain permitted prior liens and a professional fee carve-out as further provided for in the Interim Order.

The maturity date of the DIP Facility (the “Maturity Date”) shall be the earliest to occur of the following: (a) 30 days after entry of the Petition Date (or such later date as the DIP Lender in its sole discretion may agree in writing with the Debtor) if the final order approving the DIP Facility has not been entered on or prior to the expiration of such 30-day period; (b) 70 days after the Petition Date (or such later date as the DIP Lender in its sole discretion may agree in writing with the Debtor); (c) the consummation of a sale of all or substantially all of the assets of the Debtor; (d) acceleration of or termination of the DIP Loans pursuant to the DIP Documents; and (e) the substantial consummation (as defined in Section 1101 of the Bankruptcy Code and which for purposes hereof shall be no later than the “effective date” thereof) of a plan filed in the Chapter 11 Case that is confirmed pursuant to an order entered by the Bankruptcy Court. Interest shall accrue on the DIP Loans at the rate of 10% per annum, and shall be payable monthly, on the first (1st) business day of each month, in arrears, in accordance with the DIP Budget. Interest shall accrue in kind and shall be paid in full in cash on the Maturity Date (or satisfied through a credit bid if the DIP Lender is the successful bidder in a sale of substantially all of the Debtor’s assets). Events of default under the DIP Term Sheet include, among others, failure to pay any principal, interest or other amounts due under the DIP Term Sheet, breach of specific covenants, and failure to adhere to specific case milestones, including: (i) approval, no later than 30 days after the Petition Date, of the DIP Facility by the Bankruptcy Court on a final basis, (ii) conclusion of an auction, if any, for the Company’s assets no later than 55 days after the Petition Date, and (iii) entry of an order approving a sale of the Company’s assets by the Bankruptcy Court no later than 60 days after the Petition Date, with the sale being consummated no later than 70 days following the Petition Date.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.03 of this Form 8-K regarding the DIP Facility is hereby incorporated by reference in this Item 2.03.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including, but not limited to, statements regarding the Company’s possession of its respective assets and operation of its respective business as a “debtor in possession” under the jurisdiction of the Bankruptcy Court and the timeline for and execution of its postpetition sale and marketing process. The Company’s actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of important risks and uncertainties, including without limitation risks associated with the Company’s ability to comply with its obligations under the DIP Facility, among other important risks and uncertainties. A further description of the risks and uncertainties relating to the business of the Company is contained in the Company’s most recent annual report on Form 10-K and the Company’s quarterly reports on Form 10-Q filed with the Securities and Exchange Commission. The Company undertakes no duty or obligation to update any forward-looking statements contained in this report as a result of new information, future events or changes in its expectations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMEGA THERAPEUTICS, INC.

Date: February 14, 2025	By:	/s/ Kaan Certel, Ph.D.
Kaan Certel, Ph.D.
President and Chief Executive Officer